Exhibit 99.1
              CSC Computational Materials dated November 10, 2004

                              ABS New Transaction

                            Computational Materials
                            -----------------------

                                $1,800,000,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                SERIES 2004-12





                            [LOGO] Countrywide/SM/
                            ----------------------
                                  HOME LOANS
                          Seller and Master Servicer

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.






________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       2

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------

Preliminary Term Sheet                                   Date: November 10, 2004

                         $1,800,000,000 (Approximate)
                CWABS Asset-Backed Certificates, Series 2004-12
=================== ================================== ================================== ==================================
                                 Principal                        WAL (Years)                      Payment Window
     Class /(1)/                 Amount /(2)/                    Call/Mat /(3)/                    (Mos) Call/Mat /(3)/
     -----                       ------                          --------                          --------------
AF-1 /(5)/                     $102,295,000                       1.00 / 1.00                      1 - 22 / 1 - 22
AF-2 /(5)/                      $19,528,000                       2.00 / 2.00                     22 - 26 / 22 - 26
AF-3 /(5)/                      $68,764,000                       3.00 / 3.00                     26 - 51 / 26 - 51
AF-4 /(5)/                      $25,436,000                       5.00 / 5.00                     51 - 72 / 51 - 72
AF-5 /(5)/                      $38,289,000                      7.01 / 10.94                    72 - 86 / 72 - 252
AF-6 /(5)/                      $33,200,000                       6.18 / 6.80                    37 - 86 / 37 - 250
MF-1 /(5)/                      $18,592,000                       5.83 / 7.25                    40 - 86 / 40 - 203
MF-2 /(5)/                       $4,980,000                       5.83 / 7.20                    40 - 86 / 40 - 183
MF-3 /(5)/                       $4,316,000                       5.83 / 7.16                    40 - 86 / 40 - 176
MF-4 /(5)/                       $3,320,000                       5.83 / 7.12                    40 - 86 / 40 - 169
MF-5 /(5)/                       $3,320,000                       5.83 / 7.07                    40 - 86 / 40 - 162
MF-6 /(5)/                       $3,320,000                       5.83 / 7.00                    40 - 86 / 40 - 154
MF-7 /(5)/                       $3,320,000                       5.83 / 6.88                    40 - 86 / 40 - 144
BF /(5)/                         $3,320,000                       5.83 / 6.68                    40 - 86 / 40 - 131
1-AV-1 /(6)/                   $791,350,000                       2.53 / 2.65                     1 - 86 / 1 - 167
2-AV-1 /(7)/                   $154,781,000                       0.95 / 0.95                      1 - 22 / 1 - 22
2-AV-2 /(7)/                   $197,349,000                       2.77 / 2.77                     22 - 64 / 22 - 64
2-AV-3 /(7)/                    $41,930,000                       6.64 / 7.74                    64 - 86 / 64 - 167
MV-1 /(8)/                      $68,996,000                       4.78 / 5.10                    41 - 86 / 41 - 144
MV-2 /(8)/                      $49,912,000                       4.73 / 5.04                    40 - 86 / 40 - 137
MV-3 /(8)/                      $33,764,000                       4.71 / 5.00                    39 - 86 / 39 - 131
MV-4 /(8)/                      $27,158,000                       4.69 / 4.97                    39 - 86 / 39 - 126
MV-5 /(8)/                      $22,754,000                       4.68 / 4.93                    38 - 86 / 38 - 121
MV-6 /(8)/                      $27,158,000                       4.67 / 4.90                    38 - 86 / 38 - 116
MV-7 /(8)/                      $20,552,000                       4.67 / 4.86                    37 - 86 / 37 - 109
MV-8 /(8)/                      $17,616,000                       4.65 / 4.78                    37 - 86 / 37 - 102
BV /(8)/                        $14,680,000                       4.65 / 4.71                     37 - 86 / 37 - 95
----------------------------------------------------------------------------------------------------------------------------
      Total:                  1,800,000,000
----------------------------------------------------------------------------------------------------------------------------


                            Expected Ratings                    Last Scheduled                       Certificate
     Class /(1)/          (S&P/Moody's/DBRS) /(4)/             Distribution Date                        Type
     -----                ------------------                   -----------------                        ----
AF-1 /(5)/                    [AAA]/Aaa/AAA                        Apr 2022                Floating Rate Senior Sequential
AF-2 /(5)/                    [AAA]/Aaa/AAA                        Jun 2024                 Fixed Rate Senior Sequential
AF-3 /(5)/                    [AAA]/Aaa/AAA                        Dec 2030                 Fixed Rate Senior Sequential
AF-4 /(5)/                    [AAA]/Aaa/AAA                        Dec 2032                 Fixed Rate Senior Sequential
AF-5 /(5)/                    [AAA]/Aaa/AAA                        Apr 2035                 Fixed Rate Senior Sequential
AF-6 /(5)/                    [AAA]/Aaa/AAA                        Mar 2035                   Fixed Rate Senior Lockout
MF-1 /(5)/                 [AA+]/Aa2/AA(high)                      Mar 2035                     Fixed Rate Mezzanine
MF-2 /(5)/                     [AA]/Aa3/AA                         Jan 2035                     Fixed Rate Mezzanine
MF-3 /(5)/                   [AA]/A1/AA(low)                       Dec 2034                     Fixed Rate Mezzanine
MF-4 /(5)/                   [A+]/A2/A(high)                       Dec 2034                     Fixed Rate Mezzanine
MF-5 /(5)/                      [A]/A3/A                           Nov 2034                     Fixed Rate Mezzanine
MF-6 /(5)/                 [BBB+]/Baa1/A(low)                      Sep 2034                     Fixed Rate Mezzanine
MF-7 /(5)/                [BBB]/Baa2/BBB(high)                     Jul 2034                     Fixed Rate Mezzanine
BF /(5)/                     [BBB-]/Baa3/BBB                       Apr 2034                    Fixed Rate Subordinate
1-AV-1 /(6)/                  [AAA]/Aaa/AAA                        Apr 2035                     Floating Rate Senior
2-AV-1 /(7)/                  [AAA]/Aaa/AAA                        Jul 2023                     Floating Rate Senior
2-AV-2 /(7)/                  [AAA]/Aaa/AAA                        Aug 2033                     Floating Rate Senior
2-AV-3 /(7)/                  [AAA]/Aaa/AAA                        Apr 2035                     Floating Rate Senior
MV-1 /(8)/                 [AA+]/Aa1/AA(high)                      Apr 2035                    Floating Rate Mezzanine
MV-2 /(8)/                  [AA]/Aa2/AA(high)                      Mar 2035                    Floating Rate Mezzanine
MV-3 /(8)/                    [AA-]/Aa3/AA                         Mar 2035                    Floating Rate Mezzanine
MV-4 /(8)/                   [A+]/A1/AA(low)                       Feb 2035                    Floating Rate Mezzanine
MV-5 /(8)/                   [A]/A2/A(high)                        Feb 2035                    Floating Rate Mezzanine
MV-6 /(8)/                      [A-]/A3/A                          Jan 2035                    Floating Rate Mezzanine
MV-7 /(8)/                 [BBB+]/Baa1/A(low)                      Dec 2034                    Floating Rate Mezzanine
MV-8 /(8)/                [BBB]/Baa2/BBB(high)                     Nov 2034                    Floating Rate Mezzanine
BV /(8)/                  [BBB-]/Baa3/BBB(low)                     Oct 2034                   Floating Rate Subordinate
----------------------------------------------------------------------------------------------------------------------------
      Total:
----------------------------------------------------------------------------------------------------------------------------

(1) The margins on the Class 1-AV-1, Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-5 Certificates increases by 0.50% after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3)  See "Pricing Prepayment Speed" below.
(4) Rating Agency Contacts: [Elizabeth Mooney, Standard & Poors, 212.438.7636; Tamara Zaliznyak, Moody's Ratings, 212.553.7761; Quincy Tang, Dominion Bond Rating Service, 212-635-3410.]
(5) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (collectively, the "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(6) The Class 1-AV-1 Certificates are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(7) The Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates (collectively the "Class 2-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(8) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3 Mortgage Loans.


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       3

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------


Trust:                         Asset-Backed Certificates, Series 2004-12.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead
                               Manager), Banc of America Securities LLC (Co-
                               Manager) and JP Morgan Securities (Co-Manager).

Trustee: The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:       The "Fixed Rate Certificates" consist of the
                               Class AF Certificates (other than the Class
                               AF-1 Certificates) and the Fixed Rate
                               Subordinate Certificates.

Floating Rate Certificates:    The "Floating Rate Certificates" consist of the
                               Class AF-1, Class 1-AV-1, Class 2-AV-1, Class
                               2-AV-2, Class 2-AV-3 and Floating Rate
                               Subordinate Certificates.

Senior Certificates:           Together, the Class 1-AV-1 and Class 2-AV
                               Certificates (the "Class AV Certificates") and the Class AF Certificates are referred to herein as the "Senior Certificates."

Offered Certificates:          The Senior Certificates and the Subordinate
                               Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the
                               Class CF, Class PF, Class CV, Class PV and
                               Class A-R Certificates.

                               The Offered Certificates and Non-Offered
                               Certificates are together referred to herein as the "Certificates."

Federal Tax Status:            It is anticipated that the Senior Certificates
                               and the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in
                               book-entry form through DTC, Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:              November 1, 2004.

Cut-off Date:                  As to any Mortgage Loan, the later of November 1,
                               2004 and the origination date of such Mortgage
                               Loan.

Expected Pricing Date:         November [11], 2004.

Expected Closing Date:         November [29], 2004.

Expected Settlement Date:      November [29], 2004.

Distribution Date:             The 25th day of each month (or, if not a business
                               day, the next succeeding business day),
                               commencing in December 2004.

Accrued Interest:              The price to be paid by investors for the
                               Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed
                               Rate Certificates will include accrued interest from November 1, 2004 up to, but not including, the Settlement Date.

________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       4

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------

Interest Accrual Period:       The "Interest Accrual Period" for each
                               Distribution Date with respect to the Floating
                               Rate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis). The "Interest Accrual Period" for each
                               Distribution Date with respect to the Fixed
                               Rate Certificates will be the calendar month preceding the month in which such Distribution
                               Date occurs (on a 30/360 day basis).

ERISA Eligibility:             The Senior Certificates and the Subordinate
                               Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the
                               Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:             The Senior Certificates, Class MF-1, Class MF-2,
                               Class MF-3, Class MV-1, Class MV-2, Class MV-3 and the Class MV-4 Certificates will constitute
                               "mortgage related securities" for the purposes of SMMEA. The remaining Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA

Optional Termination:          The "Clean-up Call" may be exercised once the
                               aggregate principal balance of the Mortgage
                               Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage
                               Loans as of the Cut-off Date.

Pricing Prepayment Speed:      The Senior Certificates and the Subordinate
                               Certificates will be priced based on the following collateral prepayment assumptions:

                            ----------------------------------------------------
                            Fixed Rate Mortgage Loans (Group 1)
                            ----------------------------------------------------
                            100% PPC assumes 20% HEP (i.e., prepayments start at 2.0% CPR in month one, and increase by 2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                            ----------------------------------------------------

                            ----------------------------------------------------
                            Adjustable Rate Mortgage Loans (Group 2 and Group 3)
                            ----------------------------------------------------
                            100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 16% CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR until month 26, increasing to and remaining constant at 60% CPR from month 27 until month 30 and decreasing and remaining constant at 32% CPR from month 31 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any
                            period for any percentage of PPC.
                            ----------------------------------------------------

Mortgage Loans:                The collateral tables included in these
                               Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                               Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing
                               Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Mortgage Pool"). The characteristics of the Mortgage Pool may vary from the characteristics of the Statistical
                               Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $1,191,636,624.59 (the "Mortgage Loans") of which: (i) approximately $220,378,549.15 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans" or "Fixed Rate Mortgage Loans"), (ii) approximately $654,277,923.04 were adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans") and (iii) approximately $316,980,152.40 were adjustable rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 3 Mortgage Loans" and, together with the Group 2 Mortgage Loans, the "Adjustable Rate Mortgage Loans").


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       5

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------

Pass-Through Rate:             The Pass-Through Rate for each Class of Floating
                               Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such Class, and (b) the related Net Rate Cap.

                               The Pass-Through Rate on each Class of Fixed
                               Rate Certificates will be equal to the lesser of (a) the fixed rate for such Class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each
                               Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the
                               following (subject to certain exceptions described in the prospectus supplement):

                               ---------------------------------------------------------------------------------------------------
                               Class
                               ---------------------------------------------------------------------------------------------------
                               AF and Fixed Rate   The weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans
                               Subordinate         (adjusted, in the case of the Class AF-1 Certificates, to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------------------------------------------------------------------------------------
                               1-AV-1              The weighted average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans
                                                   less the Monoline Guaranty fee rate as described in the prospectus supplement
                                                   (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------------------------------------------------------------------------------------
                               2-AV                The weighted average Adjusted Net Mortgage Rate of the Group 3 Mortgage Loans
                                                   (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------------------------------------------------------------------------------------
                               Floating Rate       The weighted average of the Adjusted Net Mortgage Rate of the Group 2
                               Subordinate         Mortgage Loans and Group 3 Mortgage Loans, weighted on the basis of the excess of the principal balance of the related Mortgage Loans over the principal balance of the related Senior Certificates (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------------------------------------------------------------------------------------

Net Rate Carryover:            For any Class of Senior Certificates and
                               Subordinate Certificates and any Distribution
                               Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over
                               (ii) the amount of interest accrued based on the applicable Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related
                               Pass-Through Rate (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor
                               Contract and Excess Cashflow remaining from the related loan groups, as described under the headings "Fixed Rate Certificates Priority of
                               Distributions" and "Adjustable Rate
                               Certificates Priority of Distributions" below.


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       6

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------

Corridor Contracts:            The Trust will include four Corridor Contracts
                               for the benefit of the Class AF-1, Class
                               1-AV-1, Class 2-AV and Floating Rate
                               Subordinate Certificates (the "Class AF-1
                               Corridor Contract," "Class 1-AV-1 Corridor
                               Contract," "Class 2-AV Corridor Contract," and
                               "Floating Rate Subordinate Corridor Contract," respectively, and, collectively, the "Corridor
                               Contracts"). After the Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class AF-1 Corridor Contract will be available to pay the holders of the Class AF-1
                               Certificates the related Net Rate Carryover,
                               (b) the Class 1-AV-1 Corridor Contract will be available to pay the holders of the Class
                               1-AV-1 Certificates the related Net Rate
                               Carryover, (c) the Class 2-AV Corridor Contract will be available to pay the holders of the Class 2-AV Certificates the related Net Rate
                               Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover, and
                               (d) the Floating Rate Subordinate Corridor
                               Contract will be available to pay the holders of the Floating Rate Subordinate Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net
                               Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution
                               Date will be distributed to the holder of the related Class of Class C Certificate(s) and will not be available for payments of any Net
                               Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:            The Trust will include the following credit
                               enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate Certificates, as the case may be:

                                1)  Subordination
                                2)  Overcollateralization
                                3)  Excess Cashflow

    ----------------------------------------------------------------------------
                                        Initial Target      Target Subordination
     Class     S&P/ Moody's/DBRS        Subordination           at Stepdown
    ----------------------------------------------------------------------------
    AF           [AAA]/Aaa/AAA             15.60%                31.20%
    ----------------------------------------------------------------------------
    MF-1       [AA+]/Aa2/AA(high)          10.00%                20.00%
    ----------------------------------------------------------------------------
    MF-2          [AA]/Aa3/AA              8.50%                 17.00%
    ----------------------------------------------------------------------------
    MF-3        [AA]/A1/AA(low)            7.20%                 14.40%
    ----------------------------------------------------------------------------
    MF-4        [A+]/A2/A(high)            6.20%                 12.40%
    ----------------------------------------------------------------------------
    MF-5            [A]/A3/A               5.20%                 10.40%
    ----------------------------------------------------------------------------
    MF-6       [BBB+]/Baa1/A(low)          4.20%                 8.40%
    ----------------------------------------------------------------------------
    MF-7      [BBB]/Baa2/BBB(low)          3.20%                 6.40%
    ----------------------------------------------------------------------------
    BF          [BBB-]/Baa3/BBB            2.20%                 4.40%
    ----------------------------------------------------------------------------
    1-AV-1       [AAA]/Aaa/AAA             22.55%                45.10%
    ----------------------------------------------------------------------------
    2-AV         [AAA]/Aaa/AAA             22.55%                45.10%
    ----------------------------------------------------------------------------
    MV-1       [AA+]/Aa1/AA(high)          17.85%                35.70%
    ----------------------------------------------------------------------------
    MV-2       [AA]/Aa2/AA(high)           14.45%                28.90%
    ----------------------------------------------------------------------------
    MV-3          [AA-]/Aa3/AA             12.15%                24.30%
    ----------------------------------------------------------------------------
    MV-4        [A+]/A1/AA(low)            10.30%                20.60%
    ----------------------------------------------------------------------------
    MV-5         [A]/A2/A(high)            8.75%                 17.50%
    ----------------------------------------------------------------------------
    MV-6           [A-]/A3/A               6.90%                 13.80%
    ----------------------------------------------------------------------------
    MV-7       [BBB+]/Baa1/A(low)          5.50%                 11.00%
    ----------------------------------------------------------------------------
    MV-8      [BBB]/Baa2/BBB(high)         4.30%                 8.60%
    ----------------------------------------------------------------------------
    BV        [BBB-]/Baa3/BBB(low)         3.30%                 6.60%
    ----------------------------------------------------------------------------

________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       7

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A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------

                                4) Monoline Guaranty: Monoline will guarantee that (i) required payments of interest on the Class 1-AV-1 Certificates are distributed on time, and (ii) the ultimate payment of the principal balance of the Class 1-AV-1 Certificates is made. The Monoline Guaranty will not cover any Net Rate Carryover, any prepayment interest shortfall amounts or any interest shortfalls resulting from the application of the Servicemembers Civil Relief Act.

Subordination:                 The Fixed Rate Subordinate Certificates will be
                               subordinate to, and provide credit support for, the Class AF Certificates. The Floating Rate
                               Subordinate Certificates will be subordinate to, and provide credit support for, the Class
                               AV Certificates. Among the Subordinate
                               Certificates in a certificate group,
                               Certificates with a higher Class designation will be subordinate to, and provide credit support for, those Subordinate Certificates in that certificate group with a lower Class designation.

Fixed Rate
Overcollateralization Target:  Prior to the Fixed Rate Stepdown Date,
                               the initial Overcollateralization Target for the Fixed Rate Mortgage Loans will be equal to 2.20% of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date (the "Initial Fixed Rate O/C Target"). The initial amount of fixed rate overcollateralization will be 0.00%.

                               On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization Target will be equal to 4.40% of the aggregate principal balance of the Fixed Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Fixed Rate O/C Floor") of 0.50% of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date.

                               However, if a Fixed Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the Fixed Rate Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization Target:  Prior to the Adjustable Rate Stepdown Date, the
                               initial Overcollateralization Target for the
                               Adjustable Rate Mortgage Loans will be equal to 3.30% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date (the "Initial Adjustable Rate O/C Target"). The initial amount of adjustable rate overcollateralization will be 0.00%.

                               On or after the Adjustable Rate Stepdown Date, the Adjustable Rate Overcollateralization Target will be equal to 6.60% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate O/C Floor") of 0.50% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date.

                               However, if an Adjustable Rate Trigger Event
                               (as described below) is in effect on the related Distribution Date, the Adjustable Rate Overcollateralization Target will be equal to the Adjustable Rate Overcollateralization Target on the prior Distribution Date.

Fixed Rate Trigger Event:      Either a Fixed Rate Delinquency Trigger Event or
                               a Fixed Rate Cumulative Loss Trigger Event.

Adjustable Rate Trigger
Event: Either an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate Cumulative Loss Trigger Event.

________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       8

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A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------


Fixed Rate
Delinquency Trigger Event:     With respect to the Class AF and Fixed Rate
                               Subordinate Certificates, a "Fixed Rate
                               Delinquency Trigger Event" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Fixed Rate
                               Mortgage Loans equals or exceeds [TBD%] times the Fixed Rate Senior Enhancement Percentage.

                               As used above, the "Fixed Rate Senior
                               Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date, over
                               (ii) the sum of the certificate principal balances of the Class AF Certificates, or, if the Class AF Certificates have been reduced to zero, the certificate principal balance of the most senior class of Fixed Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:            With respect to the Class AF and Fixed Rate
                               Subordinate Certificates, a "Fixed Rate
                               Cumulative Loss Trigger Event" will occur if the aggregate amount of realized losses on the Fixed Rate Mortgage Loans exceeds the applicable percentage of the Cut-off Date
                               Principal Balance of the Fixed Rate Mortgage
                               Loans, as set forth below:

                                Period (month)     Percentage
                                --------------     ----------
                                37 - 48            [TBD%] with respect to
                                                   December 2007, plus an
                                                   additional 1/12th of [TBD]%
                                                   for each month thereafter
                                49 - 60            [TBD%] with respect to
                                                   December 2008, plus an
                                                   additional 1/12th of [TBD]%
                                                   for each month thereafter
                                61 - 72            [TBD%] with respect to
                                                   December 2009, plus an
                                                   additional 1/12th of [TBD]%
                                                   for each month thereafter
                                73 - 85            [TBD%] with respect to
                                                   December 2010, plus an
                                                   additional 1/12th of [TBD]%
                                                   for each month thereafter
                                86+                [TBD%]

Adjustable Rate
Delinquency Trigger Event:     With respect to the Adjustable Rate Certificates
                               (other than the Class AF-1 Certificates), an
                               "Adjustable Rate Delinquency Trigger Event will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Adjustable Rate Mortgage Loans equals or exceeds [TBD%] times the Adjustable
                               Rate Senior Enhancement Percentage.

                               As used above, the "Adjustable Rate Senior
                               Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates, or, if the Class AV Certificates have been reduced to zero, the certificate principal balance of the most senior class of Floating Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date.


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       9

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-----------------------------------------------------------------------------------------------

Adjustable Rate Cumulative
 Loss Trigger Event:           With respect to the Floating Rate Certificates
                               (other than the Class AF-1 Certificates), an
                               "Adjustable Rate Cumulative Loss Trigger Event" will occur if the aggregate amount of realized losses on the Adjustable Rate Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the
                               Adjustable Rate Mortgage Loans, as set forth below:

                                Period (month)     Percentage
                                --------------     ----------
                                37 - 48            [TBD%] with respect to
                                                   December 2007, plus an
                                                   additional 1/12th of [TBD]%
                                                   for each month thereafter
                                49 - 60            [TBD%] with respect to
                                                   December 2008, plus an
                                                   additional 1/12th of [TBD]%
                                                   for each month thereafter
                                61 - 72            [TBD%] with respect to
                                                   December 2009, plus an
                                                   additional 1/12th of [TBD]%
                                                   for each month thereafter
                                73+                [TBD%]

Fixed Rate Stepdown Date:      The earlier to occur of:
                                 (i)  the Distribution Date on which the
                                         aggregate certificate principal balance
                                         of the Class AF Certificates is reduced
                                         to zero; and
                                 (ii) the later to occur of:
                                         a. the Distribution Date in December
                                            2007
                                         b. the first Distribution Date on which
                                            the aggregate certificate principal
                                            balance of the Class AF Certificates
                                            is less than or equal to 68.80% of
                                            the principal balance of the Fixed
                                            Rate Mortgage Loans for such
                                            Distribution Date.

Adjustable Rate
Stepdown Date:                 The earlier to occur of:
                                 (i)  the Distribution Date on which the
                                         aggregate certificate principal balance
                                         of the AV Certificates is reduced to
                                         zero; and
                                 (ii) the later to occur of:
                                        a. the Distribution Date in December
                                           2007
                                        b. the first Distribution Date on which
                                           the aggregate certificate principal
                                           balance of the Class AV Certificates
                                           is less than or equal to 54.90% of
                                           the principal balance of the
                                           Adjustable Rate Mortgage Loans for
                                           such Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not
                               covered by Excess Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the Fixed Rate Mortgage Loans, first to the Class BF Certificates, then to the Class MF-7
                               Certificates, then to the Class MF-6
                               Certificates, then to the Class MF-5
                               Certificates, then to the Class MF-4
                               Certificates, then to the Class MF-3
                               Certificates, then to the Class MF-2
                               Certificates and last to the Class MF-1
                               Certificates and (ii) in the case of the Adjustable Rate Mortgage Loans, first to the
                               Class BV Certificates, then to the Class MV-8
                               Certificates, then to the Class MV-7
                               Certificates, then to the Class MV-6
                               Certificates, then to the Class MV-5
                               Certificates, then to the Class MV-4
                               Certificates, then to the Class MV-3
                               Certificates, then to the Class MV-2
                               Certificates and last to the Class MV-1
                               Certificates; in each case, until the
                               respective certificate principal balance of each such class of Subordinate Certificates has been reduced to zero.


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      10

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A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------

Fixed Rate Certificates
Priority of Distributions:     Available funds from the Group 1 Mortgage Loans
                               will be distributed in the following order of priority:

                               1) Interest funds, sequentially, as follows:
                                  (a) from interest collections related to the Group 1 Mortgage Loans, concurrently to each class of Class AF Certificates current and unpaid interest, then (b) from remaining interest collections related to the Group 1 Mortgage Loans, current interest, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class BF Certificates;
                               2) Principal funds, sequentially, as follows:
                                  (a) to the Class AF Certificates (in the manner and priority set forth under "Class AF Principal Distributions" below), then (b) from principal collections remaining after payment of (a), above, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class BF Certificates, each as described under "Fixed Rate Principal Paydown" below;
                               3) Any Fixed Rate Excess Cashflow, to the Class
                                  AF and Fixed Rate Subordinate Certificates to build or restore Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target" and "Fixed Rate Principal Paydown," respectively;
                               4) Any remaining Fixed Rate Excess Cashflow to
                                  pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class BF Certificates;
                               5) Any remaining Fixed Rate Excess Cashflow to
                                  pay Net Rate Carryover related to the Class AF Certificates (after, in the case of the Class AF-1 Certificates, application of amounts received on the Class AF-1 Corridor Contract) and the Fixed Rate Subordinate Certificates (as described below);
                               6) To restore any Adjustable Rate O/C as
                                  described under "Adjustable Rate
                                  Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively (after application of the Adjustable Rate Excess Cashflow);
                               7) To pay any unpaid realized loss amounts,
                                  sequentially, to the Class MV-1, Class MV-2,
                                  Class MV-3, Class MV-4, Class MV-5, Class
                                  MV-6, Class MV-7, Class MV-8 and Class BV
                                  Certificates (after application of the
                                  Adjustable Rate Excess Cashflow);
                               8) To the Non-Offered Certificate(s), any
                                  remaining amount as described in the Pooling and Servicing Agreement.

                               Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the applicable Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Fixed Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Certificates related to another Loan Group or Groups.

Adjustable Rate Certificates
Priority of Distributions:     Available funds from the Group 2 and Group 3
                               Mortgage Loans will be distributed in the following order of priority:

                               1) Interest funds, sequentially, as follows:
                                  (A) concurrently, (i) from interest
                                  collections related to the Group 2 Mortgage
                                  Loans, sequentially, (a) to pay the Monoline
                                  Guaranty fee, (b) to the Class 1-AV-1
                                  Certificates, current interest, (c) to pay any Monoline reimbursements and (d) to the Class 1-AV-1 Certificates, any unpaid interest, (ii) from interest collections related to the Group 3 Mortgage Loans, concurrently to each class of Class 2-AV Certificates, current and unpaid interest, (B) from any remaining interest collections related to all of the Adjustable Rate Mortgage Loans, sequentially, (i) to pay any remaining Monoline Guaranty fee, (ii) to each class of Class AV Certificates, any remaining current interest, (iii) to pay any remaining Monoline reimbursements and (iv) to each class of Class AV Certificates, any remaining unpaid interest, and

________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      11

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--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
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A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------

                                  (C) from any remaining interest collections related to the Adjustable Rate Mortgage Loans, current interest sequentially to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                               2) Principal funds, sequentially, as follows:
                                  (A) concurrently, (i) from principal
                                  collections related to the Group 2 Mortgage
                                  Loans, sequentially, (a) to pay any remaining Monoline Guaranty fee not covered by interest funds, (b) to the Class 1-AV-1 Certificates as described below under "Adjustable Rate Principal Paydown" and (c) to pay any Monoline reimbursements not covered by interest funds and (ii) from principal collections related to the Group 3 Mortgage Loans, sequentially, (i) to the Class 2-AV Certificates (as described below under "Adjustable Rate Principal Paydown" and "Class 2-AV Principal Distributions" below) and (ii) to pay any remaining Monoline reimbursements and (B) from remaining principal collections related to the Adjustable Rate Mortgage Loans, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates, each as described under "Adjustable Rate Principal Paydown" below;
                               3) Any Adjustable Rate Excess Cashflow, to the
                                  Class AV and Floating Rate Subordinate
                                  Certificates to build or restore Adjustable
                                  Rate O/C as described under "Adjustable Rate
                                  Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively;
                               4) Any remaining Adjustable Rate Excess
                                  Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                               5) Any remaining Adjustable Rate Excess
                                  Cashflow to pay Net Rate Carryover on the Class AV and Floating Rate Subordinate Certificates remaining unpaid after application of amounts received under the related Corridor Contract (as described above);
                               6) To restore any Fixed Rate O/C as described
                                  under "Fixed Rate Overcollateralization
                                  Target" and "Fixed Rate Principal Paydown," respectively (after application of the Fixed Rate Excess Cashflow);
                               7) To pay any unpaid realized loss amounts,
                                  sequentially, to the Class MF-1, Class MF-2,
                                  Class MF-3, Class MF-4, Class MF-5, Class
                                  MF-6, Class MF-7 and Class BF Certificates
                                  (after application of the Fixed Rate Excess
                                  Cashflow);
                               8) To the Non-Offered Certificate(s), any
                                  remaining amount as described in the Pooling and Servicing Agreement.

                               Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover (after application of amounts received under the applicable Corridor Contract) will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Adjustable Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group or Groups may be used to pay the Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:             Prior to the Fixed Rate Stepdown Date or if a
                               Fixed Rate Trigger Event is in effect on any Distribution Date, 100% of the available principal funds from the Fixed Rate Mortgage
                               Loans will be paid to the Class AF Certificates until they are reduced to zero (in the manner and priority set forth under "Class AF
                               Principal Distribution" below), provided, however, that if the Class AF Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class MF-2, Class
                               MF-3, Class MF-4, Class MF-5, Class MF-6, Class
                               MF-7 and the Class BF Certificates.

                               On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed Rate Trigger Event is not in effect on such Distribution Date, each of the Class AF and the Fixed Rate Subordinate Certificates will be entitled to receive payments of principal related to the Fixed Rate Mortgage Loans in the following order of priority: (i) first, to the Class AF Certificates, such that the sum of the unpaid principal balance of the Class AF Certificates in the aggregate will have 31.20% subordination,
                               (ii)

________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      12

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------

                               second, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-1 Certificates such that the Class MF-1 Certificates will have 20.00% subordination,
                               (iii) third, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-2 Certificates such that the Class MF-2 Certificates will have 17.00% subordination, (iv) fourth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-3 Certificates such that the Class MF-3 Certificates will have 14.40% subordination, (v) fifth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-4 Certificates such that the Class MF-4 Certificates will have 12.40% subordination, (vi) sixth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-5 Certificates such that the Class MF-5 Certificates will have 10.40% subordination,
                               (vii) seventh, from remaining principal
                               collections related to the Fixed Rate Mortgage Loans, to the Class MF-6 Certificates such that the Class MF-6 Certificates will have 8.40% subordination, (viii) eighth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-7 Certificates such that the Class MF-7 Certificates will have 6.40% subordination and (ix) ninth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class BF Certificates such that the Class BF Certificates will have 4.40% subordination; each subject to the related O/C Floor.

Adjustable Rate
Principal Paydown:             Prior to the Adjustable Rate Stepdown Date or if
                               an Adjustable Rate Trigger Event is in effect on any Distribution Date, (i) 100% of the available principal funds from Loan Group 2 will be paid to the Class 1-AV-1 Certificates and (ii) 100% of the principal funds from Loan Group 3 will be paid to the Class 2-AV Certificates (as described below under "Class 2-AV Principal Distributions" below); provided, however, that (x) if any of the Class 1-AV-1 or Class 2-AV Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired class of Senior Certificates will be paid to the remaining
                               Class AV Certificates on a pro rata basis, based on the certificate principal balances thereof, and (y) if all of the Class AV Certificates have been retired, such amounts will be applied sequentially in the following order of priority:
                               to the Class MV-1, Class MV-2, Class MV-3, Class
                               MV-4, Class MV-5, Class MV-6, Class MV-7, Class
                               MV-8 and Class BV Certificates.

                               On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable Rate Trigger Event is not in effect on such Distribution Date, each of the Class 1-AV-1, Class 2-AV and Floating Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority:
                               (i) first, concurrently, (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 1-AV-1 Certificates and (b) from principal collections related to the Group 3 Mortgage Loans, to the Class 2-AV Certificates (as described below under "Class 2-AV Principal Distributions"), in each case, such that the Class AV Certificates in the aggregate will have 45.10% subordination, (ii) second, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-1 Certificates such that the Class MV-1 Certificates will have 35.70% subordination,
                               (iii) third, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-2 Certificates such that the Class MV-2 Certificates will have 28.90% subordination, (iv) fourth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-3 Certificates such that the Class MV-3 Certificates will have 24.30% subordination, (v) fifth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-4 Certificates such that the Class MV-4 Certificates will have 20.60% subordination, (vi) sixth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-5 Certificates such that the Class MV-5 Certificates will have 17.50% subordination,
                               (vii) seventh, from remaining principal
                               collections relating to the Adjustable Rate
                               Mortgage Loans, to the Class MV-6 Certificates such that the Class MV-6 Certificates will have 13.80% subordination, (viii) eighth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-7 Certificates such that the Class MV-7 Certificates will have 11.00% subordination, (ix) ninth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-8 Certificates such that the Class MV-8 Certificates will have 8.60% subordination and (x) Tenth, from remaining principal collections relating to the Adjustable Rate

________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       13

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------

                               Mortgage Loans, to the Class BV Certificates such that the Class BV Certificates will have 6.60% subordination; each subject to the O/C Floor.

Class 2-AV
Principal Distributions:       Principal distributed on the Class 2-AV
                               Certificates will be applied sequentially, to the Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3
                               Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

Class AF
Principal Distributions:       Principal will be distributed to the AF
                               Certificates in the following order of priority:

                               1. To the Class AF-6 Certificates; the Lockout
                                  Percentage of the principal collections
                                  related to Loan Group 1, as described below:

                                             Month           Lockout Percentage
                                             -----           ------------------
                                            1 - 36                   0%
                                            37 - 60                  45%
                                            61 - 72                  80%
                                            73 - 84                 100%
                                         85 and after               300%

                               2. Sequentially, to the Class AF-1, Class AF-2,
                                  Class AF-3, Class AF-4, Class AF-5 and Class
                                  AF-6 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

             [Discount Margin Tables, Available Funds Schedule and
                          Collateral Tables to Follow]





________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       14

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------


                     Discount Margin/Yield Tables (%) (1)


Class AF-1 (To Call)
--------------------------------------------------------------------------------
     Margin                   0.200%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                  20         20        20         20         20
================================================================================
 WAL (yr)                    1.62       1.21      1.00       0.87       0.77
 MDUR (yr)                   1.58       1.20      0.99       0.86       0.77
 First Prin Pay             Dec04      Dec04      Dec04     Dec04      Dec04
 Last Prin Pay              Feb08      Mar07      Sep06     May06      Mar06
--------------------------------------------------------------------------------


Class AF-1 (To Maturity)
--------------------------------------------------------------------------------
     Margin                   0.200%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
 DM @ 100-00                  20         20        20         20         20
================================================================================
 WAL (yr)                    1.62       1.21      1.00       0.87       0.77
 MDUR (yr)                   1.58       1.20      0.99       0.86       0.77
 First Prin Pay             Dec04      Dec04      Dec04     Dec04      Dec04
 Last Prin Pay              Feb08      Mar07      Sep06     May06      Mar06
--------------------------------------------------------------------------------

Class AF-2 (To Call)
--------------------------------------------------------------------------------
     Coupon                   3.486%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            3.442      3.415      3.389     3.366      3.343
================================================================================
 WAL (yr)                    3.62       2.55        2        1.66       1.43
 MDUR (yr)                   3.35       2.4        1.9       1.59       1.37
 First Prin Pay             Feb08      Mar07      Sep06     May06      Mar06
 Last Prin Pay              Nov08      Sep07      Jan07     Sep06      Jun06
--------------------------------------------------------------------------------


Class AF-2 (To Maturity)
--------------------------------------------------------------------------------
     Coupon                   3.486%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            3.442      3.415      3.389     3.366      3.343
================================================================================
 WAL (yr)                    3.62       2.55        2        1.66       1.43
 MDUR (yr)                   3.35       2.4        1.9       1.59       1.37
 First Prin Pay             Feb08      Mar07      Sep06     May06      Mar06
 Last Prin Pay              Nov08      Sep07      Jan07     Sep06      Jun06
--------------------------------------------------------------------------------
(1) See definition of Pricing Prepayment Speed above.

________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       15

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------

Class AF-3 (To Call)
--------------------------------------------------------------------------------
     Coupon                   3.946%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            3.929      3.906      3.884     3.862      3.842
================================================================================
 WAL (yr)                    6.06       3.98        3        2.4        2.03
 MDUR (yr)                   5.26       3.61      2.77       2.25       1.92
 First Prin Pay             Nov08      Sep07      Jan07     Sep06      Jun06
 Last Prin Pay              Sep14      Aug10      Feb09     Feb08      Jun07
--------------------------------------------------------------------------------


Class AF-3 (To Maturity)
--------------------------------------------------------------------------------
     Coupon                  3.946%
--------------------------------------------------------------------------------
Percent of Pricing          50%        75%        100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00           3.929      3.906      3.884      3.862      3.842
================================================================================
 WAL (yr)                   6.06       3.98        3         2.4        2.03
 MDUR (yr)                  5.26       3.61       2.77       2.25       1.92
 First Prin Pay            Nov08      Sep07      Jan07      Sep06      Jun06
 Last Prin Pay             Sep14      Aug10      Feb09      Feb08      Jun07
--------------------------------------------------------------------------------


Class AF-4 (To Call)
--------------------------------------------------------------------------------
     Coupon                  4.702%
--------------------------------------------------------------------------------
Percent of Pricing          50%        75%        100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00           4.713      4.697      4.676      4.657      4.629
================================================================================
 WAL (yr)                  11.84       7.38        5         3.85       2.87
 MDUR (yr)                  8.88       6.08       4.36       3.44       2.63
 First Prin Pay            Sep14      Aug10      Feb09      Feb08      Jun07
 Last Prin Pay             Oct18      Jun14      Nov10      May09      Jun08
--------------------------------------------------------------------------------


Class AF-4 (To Maturity)
--------------------------------------------------------------------------------
     Coupon                  4.702%
--------------------------------------------------------------------------------
Percent of Pricing          50%        75%        100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00           4.713      4.697      4.676      4.657      4.629
================================================================================
 WAL (yr)                  11.85       7.38        5         3.85       2.87
 MDUR (yr)                  8.88       6.08       4.36       3.44       2.63
 First Prin Pay            Sep14      Aug10      Feb09      Feb08      Jun07
 Last Prin Pay             Nov18      Jul14      Nov10      May09      Jun08
--------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       16

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------


Class AF-5 (To Call)
--------------------------------------------------------------------------------
     Coupon                   5.245%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            5.266      5.255      5.242     5.226      5.209
================================================================================
 WAL (yr)                   13.91       9.57      7.01       5.37       4.29
 MDUR (yr)                   9.65       7.35      5.73       4.57       3.75
 First Prin Pay             Oct18      Jun14      Nov10     May09      Jun08
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class AF-5 (To Maturity)
--------------------------------------------------------------------------------
     Coupon                   5.245%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            5.366      5.395       5.4      5.381      5.339
================================================================================
 WAL (yr)                   19.57       14.7      10.94      8.04       5.83
 MDUR (yr)                  11.82       9.83      7.94       6.22       4.78
 First Prin Pay             Nov18      Jul14      Nov10     May09      Jun08
 Last Prin Pay              Jul33      Apr30      Nov25     Feb22      Mar19
--------------------------------------------------------------------------------




Class AF-6 (To Call)
--------------------------------------------------------------------------------
     Coupon                   4.586%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            4.583      4.578      4.572     4.563      4.552
================================================================================
 WAL (yr)                    7.97       7.04      6.18       5.21       4.4
 MDUR (yr)                   6.43       5.84      5.24       4.54       3.91
 First Prin Pay             Dec07      Dec07      Dec07     Jan08      May08
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class AF-6 (To Maturity)
--------------------------------------------------------------------------------
     Coupon                   4.586%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            4.583      4.579      4.576     4.575      4.574
================================================================================
 WAL (yr)                    8.05       7.28       6.8       6.57       6.48
 MDUR (yr)                   6.47       5.97      5.66       5.5        5.44
 First Prin Pay             Dec07      Dec07      Dec07     Jan08      May08
 Last Prin Pay              May33      Feb30      Sep25     Dec21      Jan19
--------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       17

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------


Class MF-1 (To Call)
--------------------------------------------------------------------------------
     Coupon                   5.094%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            5.107      5.093      5.079     5.064      5.052
================================================================================
 WAL (yr)                   11.02       7.71      5.83       4.65       3.97
 MDUR (yr)                   8.14       6.17       4.9       4.03       3.51
 First Prin Pay             Jan11      Mar09      Mar08     Jan08      Feb08
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class MF-1 (To Maturity)
--------------------------------------------------------------------------------
     Coupon                   5.094%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.11       5.1       5.089     5.078      5.069
================================================================================
 WAL (yr)                   12.89       9.4       7.25       5.87       5.04
 MDUR (yr)                   8.88       7.03      5.74       4.83       4.26
 First Prin Pay             Jan11      Mar09      Mar08     Jan08      Feb08
 Last Prin Pay              Feb31      Mar26      Oct21     Aug18      Apr16
--------------------------------------------------------------------------------



Class MF-2 (To Call)
--------------------------------------------------------------------------------
     Coupon                   5.194%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            5.208      5.194      5.18      5.164      5.151
================================================================================
 WAL (yr)                   11.02       7.71      5.83       4.64       3.94
 MDUR (yr)                   8.09       6.15      4.88       4.01       3.47
 First Prin Pay             Jan11      Mar09      Mar08     Dec07      Feb08
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class MF-2 (To Maturity)
--------------------------------------------------------------------------------
     Coupon                   5.194%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            5.211      5.201      5.19      5.178      5.168
================================================================================
 WAL (yr)                   12.83       9.34       7.2       5.82       4.97
 MDUR (yr)                   8.81       6.97      5.69       4.78       4.2
 First Prin Pay             Jan11      Mar09      Mar08     Dec07      Feb08
 Last Prin Pay              Aug29      May24      Feb20     Mar17      Feb15
--------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       18

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------


Class MF-3 (To Call)
--------------------------------------------------------------------------------
     Coupon                   5.441%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            5.458      5.444      5.428     5.412      5.398
================================================================================
 WAL (yr)                   11.02       7.71      5.83       4.64       3.93
 MDUR (yr)                   7.98       6.08      4.84       3.98       3.44
 First Prin Pay             Jan11      Mar09      Mar08     Dec07      Jan08
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class MF-3 (To Maturity)
--------------------------------------------------------------------------------
     Coupon                   5.441%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            5.461       5.45      5.439     5.426      5.416
================================================================================
 WAL (yr)                   12.79       9.3       7.16       5.79       4.93
 MDUR (yr)                   8.66       6.87      5.61       4.72       4.14
 First Prin Pay             Jan11      Mar09      Mar08     Dec07      Jan08
 Last Prin Pay              Jan29      Aug23      Jul19     Sep16      Sep14
--------------------------------------------------------------------------------



Class MF-4 (To Call)
--------------------------------------------------------------------------------
     Coupon                   5.541%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            5.559      5.544      5.529     5.513      5.498
================================================================================
 WAL (yr)                   11.02       7.71      5.83       4.64       3.92
 MDUR (yr)                   7.94       6.06      4.83       3.97       3.43
 First Prin Pay             Jan11      Mar09      Mar08     Dec07      Jan08
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class MF-4 (To Maturity)
--------------------------------------------------------------------------------
     Coupon                   5.541%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            5.562      5.551      5.539     5.527      5.515
================================================================================
 WAL (yr)                   12.75       9.25      7.12       5.75       4.89
 MDUR (yr)                   8.59       6.82      5.57       4.69       4.1
 First Prin Pay             Jan11      Mar09      Mar08     Dec07      Jan08
 Last Prin Pay              Apr28      Nov22      Dec18     Mar16      Apr14
--------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       19

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------




Class MF-5 (To Call)
--------------------------------------------------------------------------------
     Coupon                   5.641%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.66      5.645      5.63      5.613      5.598
================================================================================
 WAL (yr)                   11.02       7.71      5.83       4.64       3.92
 MDUR (yr)                   7.89       6.03      4.81       3.96       3.42
 First Prin Pay             Jan11      Mar09      Mar08     Dec07      Jan08
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class MF-5 (To Maturity)
--------------------------------------------------------------------------------
     Coupon                   5.641%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            5.664      5.652      5.64      5.627      5.615
================================================================================
 WAL (yr)                   12.68       9.19      7.07       5.71       4.86
 MDUR (yr)                   8.52       6.76      5.53       4.65       4.07
 First Prin Pay             Jan11      Mar09      Mar08     Dec07      Jan08
 Last Prin Pay              Aug27      Mar22      May18     Sep15      Nov13
--------------------------------------------------------------------------------



Class MF-6 (To Call)
--------------------------------------------------------------------------------
     Coupon                   5.740%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00             5.76      5.745      5.729     5.712      5.697
================================================================================
 WAL (yr)                   11.02       7.71      5.83       4.64       3.91
 MDUR (yr)                   7.85       6.01       4.8       3.95       3.41
 First Prin Pay             Jan11      Mar09      Mar08     Dec07      Dec07
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class MF-6 (To Maturity)
--------------------------------------------------------------------------------
     Coupon                   5.740%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            5.764      5.752      5.739     5.726      5.714
================================================================================
 WAL (yr)                   12.59       9.09        7        5.65       4.8
 MDUR (yr)                   8.44       6.69      5.47       4.6        4.03
 First Prin Pay             Jan11      Mar09      Mar08     Dec07      Dec07
 Last Prin Pay              Oct26      May21      Sep17     Mar15      May13
--------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       20

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------



Class MF-7 (To Call)
--------------------------------------------------------------------------------
     Coupon                   5.938%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            5.961      5.946      5.929     5.911      5.895
================================================================================
 WAL (yr)                   11.02       7.71      5.83       4.64       3.89
 MDUR (yr)                   7.77       5.96      4.76       3.93       3.38
 First Prin Pay             Jan11      Mar09      Mar08     Dec07      Dec07
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class MF-7 (To Maturity)
--------------------------------------------------------------------------------
     Coupon                   5.938%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 100-00            5.964      5.952      5.938     5.924      5.912
================================================================================
 WAL (yr)                   12.43       8.95      6.88       5.56       4.71
 MDUR (yr)                   8.29       6.57      5.37       4.52       3.94
 First Prin Pay             Jan11      Mar09      Mar08     Dec07      Dec07
 Last Prin Pay              Aug25      Apr20      Nov16     Jul14      Nov12
--------------------------------------------------------------------------------



Class BF (To Call)
--------------------------------------------------------------------------------
     Coupon                   6.100%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 97.00             6.521      6.624      6.735     6.852      6.962
================================================================================
 WAL (yr)                   11.02       7.71      5.83       4.64       3.89
 MDUR (yr)                   7.62       5.87       4.7       3.88       3.34
 First Prin Pay             Jan11      Mar09      Mar08     Dec07      Dec07
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class BF (To Maturity)
--------------------------------------------------------------------------------
     Coupon                   6.100%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  Yield @ 97.00             6.504       6.59      6.683     6.778      6.866
================================================================================
 WAL (yr)                   12.12       8.7       6.68       5.39       4.57
 MDUR (yr)                   8.01       6.34      5.18       4.36       3.8
 First Prin Pay             Jan11      Mar09      Mar08     Dec07      Dec07
 Last Prin Pay              Jan24      Dec18      Oct15     Aug13      Feb12
--------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       21

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------

Class 1-AV-1 (To Call)
--------------------------------------------------------------------------------
     Margin                   0.310%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                 31         31        31         31         31
================================================================================
 WAL (yr)                    4.56       3.26      2.53       1.98       1.62
 MDUR (yr)                   4.20       3.08      2.43       1.92       1.58
 First Prin Pay             Dec04      Dec04      Dec04     Dec04      Dec04
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      Sep07
--------------------------------------------------------------------------------


Class 1-AV-1 (To Maturity)
--------------------------------------------------------------------------------
     Margin                   0.310%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                 32         32        32         32         31
================================================================================
 WAL (yr)                    4.79       3.42      2.65       2.07       1.62
 MDUR (yr)                   4.35       3.20      2.53       2.00       1.58
 First Prin Pay             Dec04      Dec04      Dec04     Dec04      Dec04
 Last Prin Pay              Mar30      Jul23      Oct18     Aug15      Sep07
--------------------------------------------------------------------------------


Class 2-AV-1 (To Call)
--------------------------------------------------------------------------------
     Margin                   0.150%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                 15         15        15         15         15
================================================================================
 WAL (yr)                    1.46       1.17      0.95       0.82       0.73
 MDUR (yr)                   1.44       1.15      0.94       0.81       0.72
 First Prin Pay             Dec04      Dec04      Dec04     Dec04      Dec04
 Last Prin Pay              May07      Jan07      Sep06     May06      Mar06
--------------------------------------------------------------------------------


Class 2-AV-1 (To Maturity)
--------------------------------------------------------------------------------
     Margin                   0.150%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                 15         15        15         15         15
================================================================================
 WAL (yr)                    1.46       1.17      0.95       0.82       0.73
 MDUR (yr)                   1.44       1.15      0.94       0.81       0.72
 First Prin Pay             Dec04      Dec04      Dec04     Dec04      Dec04
 Last Prin Pay              May07      Jan07      Sep06     May06      Mar06
--------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       22

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------

Class 2-AV-2 (To Call)
--------------------------------------------------------------------------------
     Margin                   0.320%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                 32         32        32         32         32
================================================================================
 WAL (yr)                    5.11       3.59      2.77       2.19       1.99
 MDUR (yr)                   4.78       3.43      2.68       2.13       1.95
 First Prin Pay             May07      Jan07      Sep06     May06      Mar06
 Last Prin Pay              Jul15      Feb12      Mar10     Sep07      Apr07
--------------------------------------------------------------------------------


Class 2-AV-2 (To Maturity)
--------------------------------------------------------------------------------
     Margin                   0.320%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                 32         32        32         32         32
================================================================================
 WAL (yr)                    5.11       3.59      2.77       2.19       1.99
 MDUR (yr)                   4.78       3.43      2.68       2.13       1.95
 First Prin Pay             May07      Jan07      Sep06     May06      Mar06
 Last Prin Pay              Jul15      Feb12      Mar10     Sep07      Apr07
--------------------------------------------------------------------------------


Class 2-AV-3 (To Call)
--------------------------------------------------------------------------------
     Margin                   0.500%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                 50         50        50         50         50
================================================================================
 WAL (yr)                   13.07       8.93      6.64       4.46       2.54
 MDUR (yr)                  11.14       8.00      6.12       4.21       2.46
 First Prin Pay             Jul15      Feb12      Mar10     Sep07      Apr07
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      Aug07
--------------------------------------------------------------------------------


Class 2-AV-3 (To Maturity)
--------------------------------------------------------------------------------
     Margin                   0.500%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                 56         56        56         57         50
================================================================================
 WAL (yr)                   15.27      10.47      7.74       5.28       2.54
 MDUR (yr)                  12.57       9.15      7.00       4.89       2.46
 First Prin Pay             Jul15      Feb12      Mar10     Sep07      Apr07
 Last Prin Pay              Mar30      Jul23      Oct18     Aug15      Aug07
--------------------------------------------------------------------------------

________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       23

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------

Class MV-1 (To Call)
--------------------------------------------------------------------------------
     Margin                   0.620%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                 62         62        62         62         62
================================================================================
 WAL (yr)                    8.92       6.11      4.78       4.68       4.31
 MDUR (yr)                   7.85       5.60      4.48       4.41       4.07
 First Prin Pay             May09      Jan08      Apr08     Dec08      Sep07
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class MV-1 (To Maturity)
--------------------------------------------------------------------------------
     Margin                   0.620%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                 64         64        64         63         69
================================================================================
 WAL (yr)                    9.56       6.56      5.10       4.92       5.67
 MDUR (yr)                   8.27       5.93      4.73       4.61       5.25
 First Prin Pay             May09      Jan08      Apr08     Dec08      Sep07
 Last Prin Pay              Aug27      Jan21      Nov16     Feb14      Jun13
--------------------------------------------------------------------------------



Class MV-2 (To Call)
--------------------------------------------------------------------------------
     Margin                   0.670%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                 67         67        67         67         67
================================================================================
 WAL (yr)                    8.92       6.11      4.73       4.30       4.30
 MDUR (yr)                   7.83       5.59      4.42       4.06       4.07
 First Prin Pay             May09      Jan08      Mar08     Aug08      Nov08
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class MV-2 (To Maturity)
--------------------------------------------------------------------------------
     Margin                   0.670%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                 69         69        69         69         68
================================================================================
 WAL (yr)                    9.54       6.54      5.04       4.53       4.50
 MDUR (yr)                   8.23       5.91      4.67       4.26       4.24
 First Prin Pay             May09      Jan08      Mar08     Aug08      Nov08
 Last Prin Pay              Sep26      Apr20      Apr16     Sep13      Nov11
--------------------------------------------------------------------------------

________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       24

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------

Class MV-3 (To Call)
--------------------------------------------------------------------------------
     Margin                   0.730%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                 73         73        73         73         73
================================================================================
 WAL (yr)                    8.92       6.11      4.71       4.15       3.93
 MDUR (yr)                   7.80       5.57      4.39       3.92       3.72
 First Prin Pay             May09      Jan08      Feb08     Jun08      Jul08
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class MV-3 (To Maturity)
--------------------------------------------------------------------------------
     Margin                   0.730%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                 75         75        75         75         74
================================================================================
 WAL (yr)                    9.51       6.52      5.00       4.37       4.10
 MDUR (yr)                   8.19       5.88      4.62       4.10       3.87
 First Prin Pay             May09      Jan08      Feb08     Jun08      Jul08
 Last Prin Pay              Nov25      Jul19      Oct15     Apr13      Jul11
--------------------------------------------------------------------------------



Class MV-4 (To Call)
--------------------------------------------------------------------------------
     Margin                   1.100%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                110        110        110       110        110
================================================================================
 WAL (yr)                    8.92       6.11      4.69       4.07       3.75
 MDUR (yr)                   7.65       5.50      4.33       3.81       3.53
 First Prin Pay             May09      Jan08      Feb08     May08      May08
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class MV-4 (To Maturity)
--------------------------------------------------------------------------------
     Margin                   1.100%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                112        113        113       112        112
================================================================================
 WAL (yr)                    9.48       6.50      4.97       4.28       3.91
 MDUR (yr)                   8.00       5.77      4.55       3.98       3.67
 First Prin Pay             May09      Jan08      Feb08     May08      May08
 Last Prin Pay              Mar25      Jan19      May15     Dec12      Apr11
--------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       25

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------

Class MV-5 (To Call)
--------------------------------------------------------------------------------
     Margin                   1.200%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                120        120        120       120        120
================================================================================
 WAL (yr)                    8.92       6.11      4.68       4.02       3.64
 MDUR (yr)                   7.61       5.47      4.31       3.75       3.42
 First Prin Pay             May09      Jan08      Jan08     Apr08      Mar08
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class MV-5 (To Maturity)
--------------------------------------------------------------------------------
     Margin                   1.200%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                122        123        123       122        122
================================================================================
 WAL (yr)                    9.45       6.47      4.93       4.20       3.78
 MDUR (yr)                   7.94       5.73      4.50       3.91       3.55
 First Prin Pay             May09      Jan08      Jan08     Apr08      Mar08
 Last Prin Pay              Jun24      Jun18      Dec14     Aug12      Jan11
--------------------------------------------------------------------------------



Class MV-6 (To Call)
--------------------------------------------------------------------------------
     Margin                   1.400%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                140        140        140       140        140
================================================================================
 WAL (yr)                    8.92       6.11      4.67       3.97       3.55
 MDUR (yr)                   7.53       5.43      4.28       3.69       3.33
 First Prin Pay             May09      Jan08      Jan08     Feb08      Feb08
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class MV-6 (To Maturity)
--------------------------------------------------------------------------------
     Margin                   1.400%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                142        143        143       142        142
================================================================================
 WAL (yr)                    9.40       6.43      4.90       4.14       3.68
 MDUR (yr)                   7.82       5.66      4.45       3.83       3.44
 First Prin Pay             May09      Jan08      Jan08     Feb08      Feb08
 Last Prin Pay              Oct23      Dec17      Jul14     Apr12      Oct10
--------------------------------------------------------------------------------

________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       26

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------

Class MV-7 (To Call)
--------------------------------------------------------------------------------
     Margin                   1.800%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                180        180        180       180        180
================================================================================
 WAL (yr)                    8.92       6.11      4.67       3.93       3.48
 MDUR (yr)                   7.38       5.35      4.22       3.62       3.24
 First Prin Pay             May09      Jan08      Dec07     Feb08      Jan08
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class MV-7 (To Maturity)
--------------------------------------------------------------------------------
     Margin                   1.800%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                183        183        183       183        182
================================================================================
 WAL (yr)                    9.32       6.38      4.86       4.06       3.59
 MDUR (yr)                   7.61       5.53      4.36       3.73       3.33
 First Prin Pay             May09      Jan08      Dec07     Feb08      Jan08
 Last Prin Pay              Sep22      Feb17      Dec13     Nov11      Jun10
--------------------------------------------------------------------------------



Class MV-8 (To Call)
--------------------------------------------------------------------------------
     Margin                   1.900%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                190        190        190       190        190
================================================================================
 WAL (yr)                    8.92       6.11      4.65       3.91       3.43
 MDUR (yr)                   7.34       5.33      4.20       3.59       3.19
 First Prin Pay             May09      Jan08      Dec07     Jan08      Dec07
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class MV-8 (To Maturity)
--------------------------------------------------------------------------------
     Margin                   1.900%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 100-00                192        192        192       192        192
================================================================================
 WAL (yr)                    9.22       6.30      4.78       4.00       3.50
 MDUR (yr)                   7.52       5.46      4.29       3.67       3.25
 First Prin Pay             May09      Jan08      Dec07     Jan08      Dec07
 Last Prin Pay              Aug21      May16      May13     Jun11      Feb10
--------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       27

        [LOGO] Countrywide(R)                                       Computational Materials for
--------------------------------------    Countrywide Asset-Backed Certificates, Series 2004-12
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------

Class BV (To Call)
--------------------------------------------------------------------------------
     Margin                    3.00%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 98.77                 317        324        330       335        339
================================================================================
 WAL (yr)                    8.92       6.11      4.65       3.89       3.40
 MDUR (yr)                   6.92       5.10      4.05       3.47       3.08
 First Prin Pay             May09      Jan08      Dec07     Jan08      Nov07
 Last Prin Pay              Oct18      Jun14      Jan12     Jun10      May09
--------------------------------------------------------------------------------


Class BV (To Maturity)
--------------------------------------------------------------------------------
     Margin                    3.00%
--------------------------------------------------------------------------------
Percent of Pricing           50%        75%       100%       125%       150%
Prepayment Speed

================================================================================
  DM @ 98.77                 319        325        331       336        340
================================================================================
 WAL (yr)                    9.08       6.20      4.71       3.92       3.43
 MDUR (yr)                   7.00       5.16      4.09       3.49       3.10
 First Prin Pay             May09      Jan08      Dec07     Jan08      Nov07
 Last Prin Pay              Jun20      Jul15      Oct12     Dec10      Oct09
--------------------------------------------------------------------------------



________________________________________________________________________________
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       28